BLACKROCK FUNDS II
BlackRock GNMA Portfolio
BlackRock U.S. Government Bond Portfolio
(each, a “Fund” and together, the “Funds”)

     Supplement dated June 16, 2015 to the
Statement of Additional Information dated January 28, 2015

Effective immediately, the following changes are made to the Funds’ Statement of Additional Information:

The chart listing investments and investment strategies in the section entitled “I. Investment Objectives and Policies” is amended to reflect that each Fund may invest in exchange traded funds, as follows:

	BlackRock GNMA Portfolio	BlackRock U.S. Government Bond Portfolio
Exchange Traded Funds	X	X

Shareholders should retain this Supplement for future reference.

SAI-BD7-0615SUP